EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Kunal K. Singh, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Benchmark 2018-B8 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, CWCapital Asset Management LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Pentalpha Surveillance LLC, as Operating Advisor, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Wells Fargo Bank, National Association, as Primary Servicer for the Aventura Mall Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Aventura Mall Mortgage Loan on and after March 1, 2025, CWCapital Asset Management LLC, as Special Servicer for the Aventura Mall Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Aventura Mall Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Aventura Mall Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Aventura Mall Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Aventura Mall Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Aventura Mall Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 636 11th Avenue Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the 636 11th Avenue Mortgage Loan on and after March 1, 2025, CWCapital Asset Management LLC, as Special Servicer for the 636 11th Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 636 11th Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 636 11th Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 636 11th Avenue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 636 11th Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 636 11th Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Sheraton Music City Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Sheraton Music City Mortgage Loan on and after March 1, 2025, CWCapital Asset Management LLC, as Special Servicer for the Sheraton Music City Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Sheraton Music City Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Sheraton Music City Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Sheraton Music City Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Sheraton Music City Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Sheraton Music City Mortgage Loan, KeyBank National Association, as Primary Servicer for the Workspace Mortgage Loan, KeyBank National Association, as Special Servicer for the Workspace Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Workspace Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Workspace Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Workspace Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Workspace Mortgage Loan, KeyBank National Association, as Primary Servicer for the Moffett Towers II - Building 1 Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Moffett Towers II - Building 1 Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Moffett Towers II - Building 1 Mortgage Loan, Citibank, N.A., as Custodian for the Moffett Towers II - Building 1 Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Moffett Towers II - Building 1 Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Moffett Towers II - Building 1 Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the TripAdvisor HQ Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the TripAdvisor HQ Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the TripAdvisor HQ Mortgage Loan, Wilmington Trust, National Association, as Trustee for the TripAdvisor HQ Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the TripAdvisor HQ Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the TripAdvisor HQ Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the TripAdvisor HQ Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the TripAdvisor HQ Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Moffett Towers - Buildings E, F, G Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Moffett Towers - Buildings E, F, G Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the Moffett Towers - Buildings E, F, G Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Moffett Towers - Buildings E, F, G Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Moffett Towers - Buildings E, F, G Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Moffett Towers - Buildings E, F, G Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Moffett Towers - Buildings E, F, G Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Moffett Towers - Buildings E, F, G Mortgage Loan, KeyBank National Association, as Primary Servicer for the DUMBO Heights Portfolio Mortgage Loan, Green Loan Services LLC, as Special Servicer for the DUMBO Heights Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the DUMBO Heights Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the DUMBO Heights Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the DUMBO Heights Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the DUMBO Heights Portfolio Mortgage Loan, KeyBank National Association, as Primary Servicer for the Saint Louis Galleria Mortgage Loan, Argentic Services Company LP, as Special Servicer for the Saint Louis Galleria Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Saint Louis Galleria Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Saint Louis Galleria Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Saint Louis Galleria Mortgage Loan, and Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Saint Louis Galleria Mortgage Loan.

Dated: March 18, 2026

/s/ Kunal K. Singh

Kunal K. Singh

President and Chief Executive Officer

(senior officer in charge of securitization of the depositor)